SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                              February 13, 1997
               (Date of Report, date of earliest event reported)


                                  VALCOR, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware               33-63044             74-2678674
        (State or other          (Commission          (IRS Employer
        jurisdiction of          File Number)      Identification No.)
        incorporation)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
          (Address of principal executive offices)         (Zip Code)


                                  (214) 233-1700
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


Item 5: Other Events

        On February 13, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibit

        Item No.         Exhibit Index

        99.1      Press release dated February 13, 1997
                  issued by the Registrant


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALCOR, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson
                                 Steven L. Watson
                                 Vice President & Secretary


Dated:  February 13, 1997